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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 1996

                     ROCHESTER TELEPHONE CORP.
       (Exact name of registrant as specified in its charter)

       New York               33-91250          16-1469713
   (State or other          (Commission        (IRS Employer
    jurisdiction of          File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (716) 777-1000

Item 5   Other Events
------   ------------
     The Registrant's parent, Frontier Corporation, announced today the appointment of two new senior corporate officers and other organizational changes. Anthony J. Cassara, currently president of the Registrant, will become president of Frontier Carrier Services and Strategic Accounts. Denise K. Gutstein, currently director network strategy and technical planning, has been named president of the Registrant.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                   Rochester Telephone Corp.
                                   (Registrant)



Dated: March 26, 1996             By:   /s/ Gregg C. Sayre
                                        -------------------------
                                        Gregg C. Sayre
                                        Secretary
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                           EXHIBIT INDEX



Exhibit Number      Description
--------------      ---------------

     99             Press Release dated      Filed herewith
                    March 26, 1996